United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	LEIFX
B	LEIBX
C	LEICX
F	LFEIX
R	FDERX
Institutional	LEISX

Federated Equity Income Fund, Inc.
Fund Established 1986

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Equity Income Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -2.58% for Class A Shares, -3.33% for Class B Shares, -3.30% for Class C Shares, -2.78% for Class F Shares, -2.70% for Class R Shares and -2.33% for Institutional Shares. The total return of the Russell 1000® Value Index (R1000V),1 a broad-based securities market index, was -1.11% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),2 a peer group average of the Fund, was -1.58% during the same period. The Fund's and MLVFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy focused on stocks of dividend-paying companies3 with favorable valuations, strong balance sheets and improving business fundamentals in order to achieve the Fund's objective of providing above average income and capital appreciation. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. During the reporting period, the most significant factors affecting the Fund's performance relative to the R1000V were sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. The first bout of volatility during the reporting period came late in 2014 as oil prices plunged. Weak energy prices coupled with a west coast port shutdown and severe winter weather had investors feeling uneasy about the equity market heading into the New Year. Equities experienced their tightest trading range on record in the first half of the year but were never able to gain much footing. Domestically, the Federal Reserve (the “Fed”) removed “patient” from its language, sparking the debate of whether and when the Fed might raise interest rates. Greek and Puerto Rican debt issues, in addition to the announcements of Japanese and European stimulus programs, added to market volatility throughout the year. Poor economic data in China and an unexpected yuan devaluation during late summer provided the biggest shock to markets as U.S. equities (as measured by the S&P 500 Index) dropped more than 12% from peaks reached in the spring. In the latter months of the reporting period,
Annual Shareholder Report

investors shrugged off China worries and refocused their attention on the Fed. Despite improved economic conditions domestically and abroad, the Fed did not initiate a hike in short-term interest rates during the reporting period.
The S&P 500 Index (S&P 500)4 returned 2.75% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks, and defensive stocks outperformed cyclical stocks. The S&P 500's performance in the Consumer Discretionary, Information Technology and Health Care sectors dominated weaker performance in the Energy, Materials, and Telecom Services sectors.
U.S. Treasury yields ended the reporting period ever so slightly higher as strong jobs growth, moderate U.S. economic activity and an anticipation of an interest rate hike from the Fed outweighed slow inflation and record low rates in Europe and Japan which had been constraining yields. During the reporting period, the closing 10-year U.S. Treasury yield ranged from 2.48% to 1.64%, ending at 2.21%, up 4 basis points for the period. The 30-year Treasury yield ranged from 3.24% to 2.22%, ending the reporting period at 2.97%, up eight basis points.
Sector Allocation and security selection
Overall, stock selection positively contributed while sector allocation negatively contributed to Fund performance relative to the R1000V. Detracting from Fund performance was an underweight position, relative to the R1000V (whose sector performance may vary from the S&P 500 sectors), in the Financials sector and a relative overweight in the Information Technology sector. Fund performance during the reporting period was helped by an overweight position in the Health Care sector and an underweight in the Energy sector. The Fund's stock selection in the Consumer Discretionary and Utilities sectors contributed negatively to Fund performance which was more than offset by stock selection in the Energy and Industrials sectors.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
4	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. from November 30, 2005 to November 30, 2015, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-7.96%	10.99%	6.09%
Class B Shares	-8.30%	11.11%	6.00%
Class C Shares	-4.20%	11.37%	5.85%
Class F Shares	-4.66%	11.74%	6.29%
Class R Shares[4]	-2.70%	12.04%	6.45%
Institutional Shares[5]	-2.33%	12.42%	6.76%
R1000V	-1.11%	13.47%	6.45%
MLVFA	-1.58%	11.83%	5.92%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000V and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
4	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R Shares for each year for which Class R Shares expenses would have exceeded the actual expenses paid by Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that occurred during the period prior to the commencement of Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	83.7%
International Equity Securities	9.9%
Domestic Fixed-Income Securities	4.2%
International Fixed-Income Securities	0.5%
Derivative Contracts[2]	0.2%
Cash Equivalents[3]	0.5%
Other Assets and Liabilities—Net[4]	1.0%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2015, the Fund's sector composition5 was as follows:
Sector	Percentage of Total Net Assets
Financials	29.8%
Information Technology	14.0%
Health Care	12.3%
Industrials	11.2%
Energy	11.0%
Consumer Discretionary	6.9%
Consumer Staples	6.0%
Telecommunication Services	3.0%
Utilities	3.0%
Materials	2.8%
TOTAL	100.0%
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Shares		Value
	COMMON STOCKS—91.5%
	Consumer Discretionary—6.4%
217,864	Best Buy Co., Inc.	$6,923,718
77,326	Big Lots, Inc.	3,478,897
143,803	Darden Restaurants, Inc.	8,077,414
84,284	Delphi Automotive PLC	7,406,878
89,806	Foot Locker, Inc.	5,837,390
80,911	Home Depot, Inc.	10,832,365
76,466	Kohl's Corp.	3,603,843
140,740	Lowe's Cos., Inc.	10,780,684
286,011	M.D.C. Holdings, Inc.	7,502,068
160,761	Pulte Group, Inc.	3,131,624
199,756	TJX Cos., Inc.	14,102,774
48,909	Target Corp.	3,545,902
29,023	Walt Disney Co.	3,293,240
	TOTAL	88,516,797
	Consumer Staples—5.6%
853,964	Ahold NV, ADR	18,479,781
295,992	Altria Group, Inc.	17,049,139
235,917	Archer-Daniels-Midland Co.	8,608,611
170,182	PepsiCo, Inc.	17,045,429
184,706	Philip Morris International, Inc.	16,141,458
	TOTAL	77,324,418
	Energy—10.3%
66,562	Apache Corp.	3,273,519
204,133	Baker Hughes, Inc.	11,037,471
190,555	Ensco PLC	3,262,302
293,644	Marathon Petroleum Corp.	17,151,746
255,968	Noble Corp. PLC	3,396,695
270,291	Schlumberger Ltd.	20,852,951
2,052,062	Technip SA, ADR	26,615,244
270,064	Tesoro Petroleum Corp.	31,103,271
349,455	Valero Energy Corp.	25,111,836
	TOTAL	141,805,035
	Financials—27.9%
136,644	American Financial Group, Inc.	10,111,656
759,087	American International Group, Inc.	48,262,752
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Financials—continued
168,070	Assurant, Inc.	$14,373,346
1,913,025	Bank of America Corp.	33,344,026
322,931	Bank of New York Mellon Corp.	14,157,295
35,531	CME Group, Inc.	3,469,602
56,398	Capital One Financial Corp.	4,427,807
112,209	Cincinnati Financial Corp.	6,857,092
146,087	Comerica, Inc.	6,771,132
307,196	Corporate Office Properties Trust	6,847,399
152,149	Digital Realty Trust, Inc.	10,971,464
119,702	Discover Financial Services	6,794,286
372,134	Duke Realty Corp.	7,572,927
56,934	Goldman Sachs Group, Inc.	10,818,599
901,900	Hartford Financial Services Group, Inc.	41,162,716
902,950	Hospitality Properties Trust	25,074,922
640,863	JPMorgan Chase & Co.	42,732,745
287,493	Lincoln National Corp.	15,809,240
942,178	Morgan Stanley	32,316,705
191,607	Old Republic International Corp.	3,632,869
151,638	PNC Financial Services Group	14,482,945
16,507	Public Storage, Inc.	3,962,670
413,343	Retail Properties of America, Inc.	6,324,148
164,750	STORE Capital Corp.	3,749,710
183,940	Wells Fargo & Co.	10,135,094
	TOTAL	384,163,147
	Health Care—11.5%
210,950	Aetna, Inc.	21,675,112
84,121	Amgen, Inc.	13,551,893
78,021	Anthem, Inc.	10,172,378
211,805	Cardinal Health, Inc.	18,395,264
220,936	Gilead Sciences, Inc.	23,410,379
85,737	GlaxoSmithKline PLC, ADR	3,473,206
199,445	Johnson & Johnson	20,191,812
252,652	Merck & Co., Inc.	13,393,082
109,152	Pfizer, Inc.	3,576,911
47,771	St. Jude Medical, Inc.	3,014,350
439,235	Teva Pharmaceutical Industries Ltd., ADR	27,641,059
	TOTAL	158,495,446
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Industrials—10.5%
180,847		Alaska Air Group, Inc.	$14,418,931
180,153		Boeing Co.	26,203,254
48,818		Caterpillar, Inc.	3,546,628
147,786		Delta Air Lines, Inc.	6,866,138
118,111		Deluxe Corp.	6,927,210
181,954		Eaton Corp. PLC	10,582,445
177,661		General Dynamics Corp.	26,020,230
111,092		General Electric Co.	3,326,094
60,517		Lockheed Martin Corp.	13,262,906
112,297		Manpower, Inc.	10,138,173
228,742		Masco Corp.	6,841,673
146,109		Nielsen Holdings PLC	6,820,368
36,777		Northrop Grumman Corp.	6,853,762
33,426		Parker-Hannifin Corp.	3,498,365
		TOTAL	145,306,177
		Information Technology—11.1%
143,466		Apple, Inc.	16,972,028
373,162		Avnet, Inc.	16,911,702
121,325		CA, Inc.	3,410,446
353,240	[1]	CSRA, Inc.	11,130,592
1,209,963		Cisco Systems, Inc.	32,971,492
334,462		Computer Sciences Corp.	10,478,695
753,707		EMC Corp.	19,098,935
234,766		Hewlett Packard Enterprise Co.	3,488,623
234,766		Hewlett-Packard Co.	2,943,966
22,398		IBM Corp.	3,122,729
126,291		Intel Corp.	4,391,138
88,614		Lam Research Corp.	6,929,615
353,646		Maxim Integrated Products, Inc.	13,710,855
63,332		Microsoft Corporation	3,442,094
318,115		Xerox Corp.	3,356,113
		TOTAL	152,359,023
		Materials—2.6%
122,808		Ashland, Inc.	13,834,321
233,987		Avery Dennison Corp.	15,433,782
135,436		Dow Chemical Co.	7,060,279
		TOTAL	36,328,382
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Telecommunication Services—2.8%
162,895		BCE, Inc.	$7,014,259
272,283		CenturyLink, Inc.	7,332,581
523,031		Verizon Communications, Inc.	23,771,759
		TOTAL	38,118,599
		Utilities—2.8%
153,501		Duke Energy Corp.	10,401,228
161,172		Entergy Corp.	10,738,890
267,097		NRG Energy, Inc.	3,301,319
351,629		Public Service Enterprises Group, Inc.	13,748,694
		TOTAL	38,190,131
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,113,055,091)	1,260,607,155
		STRUCTURED SECURITY—2.1%
		Information Technology—2.1%
241,000	[2,3]	AAPL, Issued by JPMorgan Chase Bank, ELN, 8.20%, 2/23/2016 (IDENTIFIED COST $30,068,341)	28,777,810
		INVESTMENT COMPANIES—5.2%[4]
6,325,668		Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[5]	6,325,668
11,075,830		High Yield Bond Portfolio	66,344,225
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $75,239,586)	72,669,893
		TOTAL INVESTMENTS—98.8% (IDENTIFIED COST $1,218,363,018)[6]	1,362,054,858
		OTHER ASSETS AND LIABILITIES - NET—1.2%[7]	16,201,582
		TOTAL NET ASSETS—100%	$1,378,256,440
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
1S&P 500 Index Long Futures	425	$220,978,750	December 2015	$2,114,104
Unrealized Appreciation on Futures Contracts is included in “Other Assets and
Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $28,777,810, which represented 2.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2015, these liquid restricted securities amounted to $28,777,810, which represented 2.1% of total net assets.
4	Affiliated holdings.
Annual Shareholder Report

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $1,222,380,679.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,125,061,967	$—	$—	$1,125,061,967
International	135,545,188	—	—	135,545,188
Structured Security	—	28,777,810	—	28,777,810
Investment Companies	6,325,668	66,344,225[1]	—	72,669,893
TOTAL SECURITIES	$1,266,932,823	$95,122,035	$—	$1,362,054,858
Other Financial Instruments:[2]
Assets	$2,114,104	$—	$—	$2,114,104
Liabilities	—	—	—	—
TOTAL OTHER FINANCIAL INSTRUMENTS	$2,114,104	$—	$—	$2,114,104
1	High Yield Bond Portfolio is an affiliated holding offered only to registered investment companies and other accredited investors. Investment in this fund is deemed Level 2 due to the fact that the net asset value (the NAV) is not publicly available.
2	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
ELN	—Equity-Linked Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.35	$24.30	$19.18	$17.54	$15.95
Income From Investment Operations:
Net investment income	0.45[1]	0.40	0.42[1]	0.57[1]	0.52[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.05)	2.11	5.13	1.58	1.58
TOTAL FROM INVESTMENT OPERATIONS	(0.60)	2.51	5.55	2.15	2.10
Less Distributions:
Distributions from net investment income	(0.36)	(0.40)	(0.43)	(0.58)	(0.51)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—	—	—
TOTAL DISTRIBUTIONS	(1.84)	(1.46)	(0.43)	(0.58)	(0.51)
Regulatory Settlement Proceeds[2]	—	—	0.00[3]	0.07	—
Net Asset Value, End of Period	$22.91	$25.35	$24.30	$19.18	$17.54
Total Return[4]	(2.58)%	10.78%	29.31%[2]	12.75%[2]	13.28%
Ratios to Average Net Assets:
Net expenses	1.12%[5]	1.12%[5]	1.13%[5]	1.13%	1.13%[5]
Net investment income	1.90%	1.65%	1.89%	3.03%	2.98%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.03%	0.04%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$987,263	$1,128,344	$1,129,857	$359,348	$344,681
Portfolio turnover	123%	118%	123%	84%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.12%, 1.12%, 1.13% and 1.13% for the years ended November 30, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.27	$24.26	$19.15	$17.52	$15.93
Income From Investment Operations:
Net investment income	0.25[1]	0.21	0.25[1]	0.43[1]	0.37[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.03)	2.10	5.13	1.56	1.59
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	2.31	5.38	1.99	1.96
Less Distributions:
Distributions from net investment income	(0.17)	(0.24)	(0.27)	(0.43)	(0.37)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—	—	—
TOTAL DISTRIBUTIONS	(1.65)	(1.30)	(0.27)	(0.43)	(0.37)
Regulatory Settlement Proceeds[2]	—	—	0.00[3]	0.07	—
Net Asset Value, End of Period	$22.84	$25.27	$24.26	$19.15	$17.52
Total Return[4]	(3.33)%	9.89%	28.32%[2]	11.85%[2]	12.37%
Ratios to Average Net Assets:
Net expenses	1.91%[5]	1.92%[5]	1.89%[5]	1.91%	1.96%[5]
Net investment income	1.08%	0.86%	1.14%	2.27%	2.14%
Expense waiver/reimbursement[6]	0.00%[7]	0.01%	0.09%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,032	$67,749	$72,282	$27,003	$24,097
Portfolio turnover	123%	118%	123%	84%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.91%, 1.92%, 1.89% and 1.95% for the years ended November 30, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.30	$24.29	$19.17	$17.54	$15.95
Income From Investment Operations:
Net investment income	0.27[1]	0.21	0.25[1]	0.43[1]	0.38[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.04)	2.10	5.14	1.56	1.58
TOTAL FROM INVESTMENT OPERATIONS	(0.77)	2.31	5.39	1.99	1.96
Less Distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.27)	(0.43)	(0.37)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—	—	—
TOTAL DISTRIBUTIONS	(1.66)	(1.30)	(0.27)	(0.43)	(0.37)
Regulatory Settlement Proceeds[2]	—	—	0.00[3]	0.07	—
Net Asset Value, End of Period	$22.87	$25.30	$24.29	$19.17	$17.54
Total Return[4]	(3.30)%	9.90%	28.34%[2]	11.83%[2]	12.35%
Ratios to Average Net Assets:
Net expenses	1.88%[5]	1.89%[5]	1.89%[5]	1.91%	1.96%[5]
Net investment income	1.13%	0.88%	1.13%	2.28%	2.15%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.03%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,212	$122,977	$120,801	$39,707	$33,111
Portfolio turnover	123%	118%	123%	84%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.88%, 1.89%, 1.89% and 1.95% for the years ended November 30, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.36	$24.31	$19.19	$17.56	$15.96
Income From Investment Operations:
Net investment income	0.40[1]	0.34	0.37[1]	0.52[1]	0.47[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.05)	2.11	5.13	1.56	1.59
TOTAL FROM INVESTMENT OPERATIONS	(0.65)	2.45	5.50	2.08	2.06
Less Distributions:
Distributions from net investment income	(0.30)	(0.34)	(0.38)	(0.52)	(0.46)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—	—	—
TOTAL DISTRIBUTIONS	(1.78)	(1.40)	(0.38)	(0.52)	(0.46)
Regulatory Settlement Proceeds[2]	—	—	0.00[3]	0.07	—
Net Asset Value, End of Period	$22.93	$25.36	$24.31	$19.19	$17.56
Total Return[4]	(2.78)%	10.51%	28.98%[2]	12.38%[2]	12.97%
Ratios to Average Net Assets:
Net expenses	1.36%[5]	1.36%[5]	1.38%[5]	1.41%	1.46%[5]
Net investment income	1.70%	1.40%	1.71%	2.78%	2.67%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.01%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$55,424	$53,854	$44,121	$26,622	$23,396
Portfolio turnover	123%	118%	123%	84%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.36%, 1.36%, 1.38% and 1.45% for the years ended November 30, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,		Period Ended 11/30/2013[1]
	2015	2014
Net Asset Value, Beginning of Period	$25.35	$24.30	$20.22
Income From Investment Operations:
Net investment income	0.42[2]	0.36	0.31[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.05)	2.11	4.07
TOTAL FROM INVESTMENT OPERATIONS	(0.63)	2.47	4.38
Less Distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.30)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(1.80)	(1.42)	(0.30)
Regulatory Settlement Proceeds[3]	—	—	0.00[4]
Net Asset Value, End of Period	$22.92	$25.35	$24.30
Total Return[5]	(2.70)%	10.59%	21.81%[3]
Ratios to Average Net Assets:
Net expenses	1.28%[6]	1.29%[6]	1.27%[6,7]
Net investment income	1.78%	1.48%	1.65%[7]
Expense waiver/reimbursement[8]	0.25%	0.25%	0.25%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$23,732	$25,145	$24,833
Portfolio turnover	123%	118%	123%[9]
1	Reflects operations for the period from January 23, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	On September 9, 2013, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00%.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.28%, 1.29% and 1.27% for the years ended November 30, 2015 and 2014, and for the period ended November 30, 2013, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2012[1]
	2015	2014	2013
Net Asset Value, Beginning of Period	$25.34	$24.29	$19.18	$19.38
Income From Investment Operations:
Net investment income	0.49[2]	0.46	0.46[2]	0.45[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(1.03)	2.12	5.14	(0.28)
TOTAL FROM INVESTMENT OPERATIONS	(0.54)	2.58	5.60	0.17
Less Distributions:
Distributions from net investment income	(0.42)	(0.47)	(0.49)	(0.44)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(1.90)	(1.53)	(0.49)	(0.44)
Regulatory Settlement Proceeds[3]	—	—	0.00[4]	0.07
Net Asset Value, End of Period	$22.90	$25.34	$24.29	$19.18
Total Return[5]	(2.33)%	11.08%	29.58%[3]	1.29%[3]
Ratios to Average Net Assets:
Net expenses	0.86%[6]	0.85%[6]	0.89%[6]	0.89%[7]
Net investment income	2.06%	1.93%	2.04%	3.57%[7]
Expense waiver/reimbursement[8]	0.00%[9]	0.00%[9]	0.01%	0.03%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$149,593	$255,673	$180,394	$7,169
Portfolio turnover	123%	118%	123%	84%[10]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.36%, respectively.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.86%, 0.85% and 0.89% for the years ended November 30, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Represents less than 0.01%.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investment in securities, at value including $72,669,893 of investment in affiliated holdings (Note 5) (identified cost $1,218,363,018)		$1,362,054,858
Cash		4,854,460
Restricted cash (Note 2)		9,775,000
Income receivable		3,889,074
Receivable for investments sold		16,435,312
Receivable for shares sold		324,076
TOTAL ASSETS		1,397,332,780
Liabilities:
Payable for investments purchased	$15,031,400
Payable for shares redeemed	2,084,237
Payable for daily variation margin on futures	1,073,145
Payable to adviser (Note 5)	22,732
Payable for distribution services fee (Note 5)	116,559
Payable for other service fees (Notes 2 and 5)	250,422
Accrued expenses (Note 5)	497,845
TOTAL LIABILITIES		19,076,340
Net assets for 60,166,165 shares outstanding		$1,378,256,440
Net Assets Consist of:
Paid-in capital		$1,233,539,177
Net unrealized appreciation of investments and futures contracts		145,805,944
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(7,101,691)
Undistributed net investment income		6,013,010
TOTAL NET ASSETS		$1,378,256,440
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($987,262,937 ÷ 43,085,592 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.91
Offering price per share (100/94.50 of $22.91)	$24.24
Redemption proceeds per share	$22.91
Class B Shares:
Net asset value per share ($56,032,119 ÷ 2,452,941 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$22.84
Offering price per share	$22.84
Redemption proceeds per share (94.50/100 of $22.84)	$21.58
Class C Shares:
Net asset value per share ($106,212,208 ÷ 4,643,617 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.87
Offering price per share	$22.87
Redemption proceeds per share (99.00/100 of $22.87)	$22.64
Class F Shares:
Net asset value per share ($55,424,008 ÷ 2,417,336 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$22.93
Offering price per share (100/99.00 of $22.93)	$23.16
Redemption proceeds per share (99.00/100 of $22.93)	$22.70
Class R Shares:
Net asset value per share ($23,731,943 ÷ 1,035,604 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$22.92
Offering price per share	$22.92
Redemption proceeds per share	$22.92
Institutional Shares:
Net asset value per share ($149,593,225 ÷ 6,531,075 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.90
Offering price per share	$22.90
Redemption proceeds per share	$22.90
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Dividends (including $1,295,392 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $676,982)			$45,499,395
Interest			10,336
TOTAL INCOME			45,509,731
Expenses:
Investment adviser fee (Note 5)		$9,088,620
Administrative fee (Note 5)		1,185,285
Custodian fees		56,025
Transfer agent fee (Note 2)		2,302,196
Directors'/Trustees' fees (Note 5)		17,953
Auditing fees		26,850
Legal fees		8,523
Portfolio accounting fees		206,103
Distribution services fee (Note 5)		1,588,973
Other service fees (Notes 2 and 5)		3,227,520
Share registration costs		106,067
Printing and postage		115,031
Taxes		117,519
Miscellaneous (Note 5)		32,231
TOTAL EXPENSES		18,078,896
Reimbursement, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(46,996)
Waiver of other operating expenses (Note 5)	(59,445)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,425)
TOTAL REIMBURSEMENT, WAIVER AND REDUCTION		(109,866)
Net expenses			17,969,030
Net investment income			$27,540,701
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	$48,675,790
Net realized loss on futures contracts	(7,218,654)
Net realized gain on written options	1,092,538
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(107,983,141)
Net change in unrealized appreciation of futures contracts	848,079
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(64,585,388)
Change in net assets resulting from operations	$(37,044,687)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,540,701	$25,660,243
Net realized gain on investments, futures contracts, written options and foreign currency transactions	42,549,674	138,035,536
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(107,135,062)	779,490
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(37,044,687)	164,475,269
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(16,018,506)	(18,689,387)
Class B Shares	(447,017)	(696,984)
Class C Shares	(854,560)	(1,219,873)
Class F Shares	(714,752)	(685,992)
Class R Shares	(324,353)	(362,717)
Institutional Shares	(3,420,122)	(4,296,706)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions
Class A Shares	(65,822,831)	(49,116,133)
Class B Shares	(3,969,851)	(3,132,313)
Class C Shares	(7,188,055)	(5,241,512)
Class F Shares	(3,178,136)	(1,948,852)
Class R Shares	(1,450,293)	(1,091,818)
Institutional Shares	(15,172,359)	(8,035,782)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(118,560,835)	(94,518,069)
Share Transactions:
Proceeds from sale of shares	128,102,421	222,919,505
Net asset value of shares issued to shareholders in payment of distributions declared	109,576,402	87,987,275
Cost of shares redeemed	(357,559,356)	(299,408,453)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(119,880,533)	11,498,327
Change in net assets	(275,486,055)	81,455,527
Net Assets:
Beginning of period	1,653,742,495	1,572,286,968
End of period (including undistributed net investment income of $6,013,010 and $372,613, respectively)	$1,378,256,440	$1,653,742,495
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded public, trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended November 30, 2015, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,570,978
Class B Shares	121,210
Class C Shares	186,599
Class F Shares	76,716
Class R Shares	72,596
Institutional Shares	274,097
TOTAL	$2,302,196
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,644,831
Class B Shares	156,989
Class C Shares	286,708
Class F Shares	138,992
TOTAL	$3,227,520
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long contracts held by the Fund throughout the period was $69,430,075. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2015, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $165,043 and $20,784, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to increase yield, income and return and to manage individual security risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at 11/30/2014	—	$—
Contracts written	7,160	1,099,663
Contracts exercised	(1,460)	(267,478)
Contracts bought back	(5,700)	(832,185)
Outstanding at 11/30/2015	—	$—
The average market value of written options held by the Fund throughout the period was $24,167. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of purchased call options held by the Fund throughout the period was $591,575. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Payable for daily variation margin	$(2,114,104)*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Written Options	Purchased Options	Forward Exchange Contracts	Total
Equity contracts	$(7,218,654)	$1,092,538	$(8,329,504)	$—	$(14,455,620)
Foreign exchange contracts	—	—	—	(1,706,876)	$(1,706,876)
TOTAL	$(7,218,654)	$1,092,538	$(8,329,504)	$(1,706,876)	$(16,162,496)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$848,079
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,308,951	$54,774,109	3,118,885	$75,499,072
Shares issued to shareholders in payment of distributions declared	3,189,320	76,447,761	2,650,318	63,315,567
Shares redeemed	(6,926,530)	(163,815,186)	(7,754,612)	(187,932,876)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,428,259)	$(32,593,316)	(1,985,409)	$(49,118,237)

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	344,028	$8,139,429	406,507	$9,791,835
Shares issued to shareholders in payment of distributions declared	168,990	4,049,666	149,364	3,553,426
Shares redeemed	(740,672)	(17,399,321)	(854,605)	(20,683,482)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(227,654)	$(5,210,226)	(298,734)	$(7,338,221)

Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	525,474	$12,402,782	607,152	$14,670,974
Shares issued to shareholders in payment of distributions declared	299,337	7,180,088	240,211	5,723,829
Shares redeemed	(1,041,018)	(24,556,885)	(961,551)	(23,256,830)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(216,207)	$(4,974,015)	(114,188)	$(2,862,027)

Year Ended November 30	2015		2014
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	463,968	$10,958,987	418,163	$10,129,837
Shares issued to shareholders in payment of distributions declared	151,765	3,640,236	101,918	2,435,633
Shares redeemed	(321,828)	(7,547,383)	(211,488)	(5,136,722)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	293,905	$7,051,840	308,593	$7,428,748
Annual Shareholder Report

Year Ended November 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Share sold	297,225	$6,928,833	267,531	$6,499,720
Shares issued to shareholders in payment of distributions declared	71,314	1,709,228	58,651	1,400,315
Shares redeemed	(324,863)	(7,704,839)	(356,155)	(8,620,160)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	43,676	$933,222	(29,973)	$(720,125)

Year Ended November 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Share sold	1,452,737	$34,898,281	4,416,240	$106,328,067
Shares issued to shareholders in payment of distributions declared	689,912	16,549,423	483,151	11,558,505
Shares redeemed	(5,701,190)	(136,535,742)	(2,236,301)	(53,778,383)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(3,558,541)	$(85,088,038)	2,663,090	$64,108,189
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,093,080)	$(119,880,533)	543,379	$11,498,327
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, return of capital adjustments and regulatory settlement proceeds.
For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,580)	$(120,994)	$125,574
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$21,779,310	$25,951,659
Long-term capital gains	$96,781,525	$68,566,410
Annual Shareholder Report

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$6,067,801
Undistributed long-term capital gains	$13,484,294
Net unrealized appreciation	$139,619,388
Capital loss carryforwards and deferrals	$(14,454,220)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2015, the cost of investments for federal tax purposes was $1,222,380,679. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $139,674,179. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $161,133,047 and net unrealized depreciation from investments for those securities having an excess of cost over value of $21,458,868.
As of November 30, 2015, for federal income tax purposes, the Fund had $227,304 in straddle loss deferrals.
At November 30, 2015, the Fund had a capital loss carryforward of $14,226,916 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2017	$14,226,916	NA	$14,226,916
The Fund used capital loss carryforwards of $29,920,717 to offset capital gains realized during the year ended November 30, 2015.
As a result of the April 2013 tax-free transfer of assets from Federated Capital Appreciation Fund, the use of certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$470,967	$—
Class C Shares	860,124	—
Class F Shares	138,992	—
Class R Shares	118,890	(59,445)
TOTAL	$1,588,973	$(59,445)
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC retained $440,225 of fees paid by the Fund. For the year ended November 30, 2015, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $56,560 in sales charges from the sale of Class A Shares. FSC also retained $98,103 of CDSC relating to redemptions of Class B Shares, $3,912 relating to redemptions of Class C Shares and $18,263 relating to redemptions of Class F Shares.
Other Service Fees
For the year ended November 30, 2015, FSSC received $306,404 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.34% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2015, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $8,864,531.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $46,996. Transactions involving the affiliated holdings during the year ended November 30, 2015, were as follows:
	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2014	2,284,168	—	2,284,168
Purchases/Additions	934,291,036	11,075,830	945,366,866
Sales/Reductions	(930,249,536)	—	(930,249,536)
Balance of Shares Held 11/30/2015	6,325,668	11,075,830	17,401,498
Value	$6,325,668	$66,344,225	$72,669,893
Dividend Income	$46,996	$1,248,396	$1,295,392
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2015, the Fund's expenses were reduced by $3,425 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$1,790,094,171
Sales	$1,999,966,909
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2015, the amount of long-term capital gains designated by the Fund was $96,781,525.
For the fiscal year ended November 30, 2015, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2015, 100% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:
We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$955.80	$5.49
Class B Shares	$1,000	$952.20	$9.35
Class C Shares	$1,000	$952.00	$9.20
Class F Shares	$1,000	$955.10	$6.71
Class R Shares	$1,000	$955.50	$6.27
Institutional Shares	$1,000	$957.00	$4.27
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.45	$5.67
Class B Shares	$1,000	$1,015.49	$9.65
Class C Shares	$1,000	$1,015.64	$9.50
Class F Shares	$1,000	$1,018.20	$6.93
Class R Shares	$1,000	$1,018.65	$6.48
Institutional Shares	$1,000	$1,020.71	$4.41
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.12%
Class B Shares	1.91%
Class C Shares	1.88%
Class F Shares	1.37%
Class R Shares	1.28%
Institutional Shares	0.87%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: June 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Equity Income Fund, Inc. (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, adminstrative responsibilties and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
Annual Shareholder Report

reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
Annual Shareholder Report

Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313915100
CUSIP 313915209
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
8042506 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $27,900

Fiscal year ended 2014 - $26,850

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $43

Fiscal year ended 2014 - $15

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $84 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $27,961 and $19,375 respectively. Fiscal year ended 2015 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $45,426

Fiscal year ended 2014 - $75,642

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016